Exhibit 99.1

                 Homestore Reports Third Quarter 2005
      Results; Revenue up 21 Percent; Net Income of $1.9 Million

    WESTLAKE VILLAGE, Calif.--(BUSINESS WIRE)--Nov. 8, 2005--Homestore, Inc. (NASDAQ:HOMS), the leading provider of real estate media and technology solutions, today reported financial results for the third quarter ended September 30, 2005. Total revenue for the third quarter was $66.3 million, a 21 percent increase from $54.8 million in the third quarter of 2004. Net income for the third quarter was $1.9 million, or $0.01 per share, compared to a net loss of $4.6 million, or $0.03 per share, for the third quarter of 2004.
    "Our third quarter financial results represent further validation of our ongoing investment programs," said Mike Long, Homestore's chief executive officer. "The businesses that were early beneficiaries of our investments are performing very well and are positioned for continued growth." Long continued, "With yesterday's announcement of a $100 million strategic investment by Elevation Partners, we are able to aggressively pursue initiatives and opportunities that both enhance our value to consumers and deliver market leading product offerings to our customers."
    Net income for the third quarter of 2005 included legal expense of $5.5 million, reflected in general and administrative expense, related to the Company's obligation to advance the defense costs of former officers. Net loss from the third quarter of 2004 included a similar expense in the amount of $7.2 million.
    Homestore's EBITDA (income from operations, excluding restructuring charges and certain other non-cash and non-recurring items, principally stock-based charges, depreciation, and amortization) for the third quarter of 2005 was $2.9 million, compared to a loss of $3.4 million for the third quarter of 2004. The Company's EBITDA calculation for the third quarter of 2005 excludes the impact of $1.3 million in non-recurring revenue. The Company has reported EBITDA because management uses it to monitor and assess the Company's performance and believes it is helpful to investors in understanding the Company's business.

    NINE MONTH RESULTS

    Revenue for the first nine months of 2005 was $186.0 million, compared to $162.5 million for the same period in 2004. Net income for the nine months ended September 30, 2005 was $4.9 million, or $0.03 per share, compared with a net loss of $(13.9) million, or $(0.10) per share, in the first nine months of 2004.

    CONFERENCE CALL

    As previously announced, Homestore will host a conference call, which will be broadcast live over the Internet today, Tuesday, November 8, 2005, at 2:00 p.m. PST (5:00 p.m. EST). Chief Executive Officer, Mike Long, and Chief Financial Officer, Lew Belote, will discuss the Company's third quarter 2005 results. In order to participate in the call, investors should log on to http://ir.homestore.com and click on "Event Calendar." Windows Media Player software is required and is obtainable at no cost. Please connect to the above Web site ten minutes prior to the call to load any necessary audio software. A replay of the call will be available in the same section of the Company's Web site two hours after the end of the call. A telephone replay will also be available from 5:00 p.m. PST (8:00 p.m. EST) on November 8 until midnight on November 15 at 706-645-9291, conference code 1448942. For additional information regarding the Company's results, please go to the "SEC Filings" section at http://ir.homestore.com to view annual reports as filed with the Securities and Exchange Commission on Form 10-K. Homestore's Form 10-Q for the quarter ended September 30, 2005 is expected to be filed with the Securities and Exchange Commission on, or before, Wednesday, November 9, 2005.

    USE OF NON-GAAP FINANCIAL MEASURES

    To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("GAAP"), Homestore uses a non-GAAP measure of income (loss) from operations excluding restructuring charges and certain other non-cash and non-recurring items, principally stock-based charges, depreciation and amortization, which is referred to as EBITDA. A reconciliation of this non-GAAP measure to GAAP is provided in the attached tables. These non-GAAP adjustments are provided to enhance the user's overall understanding of Homestore's current financial performance and its prospects for the future. Homestore believes these non-GAAP results provide useful information to both management and investors by excluding certain expenses that it believes are not indicative of its core operating results and a more consistent basis for comparison between quarters. Further, this non-GAAP method is the primary basis management uses for planning and forecasting its future operations. The presentation of this additional information should not be considered in isolation or as a substitute for results prepared in accordance with GAAP.

    CAUTION REGARDING FORWARD LOOKING STATEMENTS

    This press release may contain forward-looking statements, including information about management's view of Homestore's future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Homestore, its subsidiaries, divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Homestore files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Homestore's future results. The forward-looking statements included in this press release are made only as of the date hereof. Homestore cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Homestore expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

    ABOUT HOMESTORE, INC.

    Homestore, Inc. offers a wide variety of information and decision support tools for consumers looking for home and real estate-related information on the Internet. The Company operates the No. 1 network of real estate sites, including REALTOR.com(R), the official Web site of the National Association of REALTORS(R) and HomeBuilder.com(TM), the official new homes site of the National Association of Home Builders. RENTNET(R), SeniorHousingNet(TM), FactoryBuiltHousing.com, and Homestore.com(R) are part of the Homestore Network as well. Homestore is also a leading supplier of media and technology solutions for real estate professionals, local and national advertisers, and providers of home and real estate-related products and services. Homestore's print division includes Homestore(R) Plans and Publications and Welcome Wagon(R), and the Company's software division includes TOP PRODUCER(R) Systems. On the Net: http://ir.homestore.com



                            HOMESTORE, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
               (in thousands, except per share amounts)
                              (unaudited)


                               Three Months Ended   Nine Months Ended
                                   September 30,       September 30,
                               ---------------------------------------
                                   2005      2004      2005      2004
                               --------- --------- --------- ---------

Revenue                        $ 66,338  $ 54,782  $186,047  $162,526
  Cost of revenue                13,901    12,655    40,341    38,372
                                --------  --------  --------  --------
  Gross profit                   52,437    42,127   145,706   124,154
                                --------  --------  --------  --------

Operating expenses:
  Sales and marketing            22,449    21,415    67,500    68,412
  Product and website
   development                    5,846     3,812    15,287    11,515
  General and administrative     22,155    22,371    58,224    51,428
  Amortization of intangible
   assets                           734     1,990     2,889     6,432
  Restructuring charges              --        --    (1,442)      345
  Litigation Settlement              --        --        --     2,168
                                --------  --------  --------  --------
Total operating expenses         51,184    49,588   142,458   140,300
                                --------  --------  --------  --------
Income (loss) from operations     1,253    (7,461)    3,248   (16,146)

Interest income (expense), net      521       474     1,370       414
Other income (expense), net         171     2,234       252     2,242
                                --------  --------  --------  --------
Income (loss) from continuing
 operations                       1,945    (4,753)    4,870   (13,490)

Income (loss) from discontinued
 operations                          --       180        --      (428)
                                --------  --------  --------  --------
  Net income (loss)            $  1,945  $ (4,573) $  4,870  $(13,918)
                                ========  ========  ========  ========

Basic income (loss) per share
  Continuing operations        $   0.01  $  (0.03) $   0.03  $  (0.10)
  Discontinued operations            --     (0.00)       --     (0.00)
                                --------  --------  --------  --------
  Net income (loss)            $   0.01  $  (0.03) $   0.03  $  (0.10)
                                ========  ========  ========  ========

Diluted income (loss) per share
  Continuing operations        $   0.01  $  (0.03) $   0.03  $  (0.10)
  Discontinued operations            --     (0.00)       --     (0.00)
                                --------  --------  --------  --------
  Net income (loss)            $   0.01  $  (0.03) $   0.03  $  (0.10)
                                ========  ========  ========  ========

Shares used to calculate basic
 and diluted per share amounts
  Basic                         147,234   145,823   146,875   133,226
                                ========  ========  ========  ========
  Diluted                       161,120   145,823   156,264   133,226
                                ========  ========  ========  ========



                            HOMESTORE, INC.

             RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

      INCOME FROM OPERATIONS EXCLUDING RESTRUCTURING CHARGES AND
      CERTAIN OTHER NON-CASH AND NON-RECURRING ITEMS, PRINCIPALLY
     STOCK-BASED CHARGES, DEPRECIATION, AND AMORTIZATION (EBITDA)
                            (in thousands)
                              (unaudited)


                                Three Months Ended  Nine Months Ended
                                     September 30,     September 30,
                                  ------------------------------------
                                     2005     2004     2005      2004
                                  -------- -------- -------- ---------

Income (loss) from operations     $ 1,253  $(7,461) $ 3,248  $(16,146)

Plus:
  Stock-based charges                 152      134      669       685
  Amortization of intangible assets   734    1,990    2,889     6,432
  Depreciation                      2,048    1,888    5,508     6,164
  Restructuring charge                 --       --   (1,442)      345
  Non-recurring revenue            (1,332)      --   (2,664)       --
  Litigation settlement                --       --       --     2,168
                                   -------  -------  -------  --------
EBITDA                            $ 2,855  $(3,449) $ 8,208  $   (352)
                                   =======  =======  =======  ========



                            HOMESTORE, INC.
                       SEGMENT OPERATING RESULTS
                            (in thousands)
                              (unaudited)



                                Three Months Ended  Nine Months Ended
                                   September 30,       September 30,
                               ---------------------------------------
                                   2005      2004      2005      2004
                               --------- --------- --------- ---------
Revenue:
  Media services               $ 46,578  $ 37,151  $130,123  $112,490
  Software                        6,574     4,539    18,576    13,232
  Print                          13,186    13,092    37,348    36,804
                                --------  --------  --------  --------
Total revenue                  $ 66,338  $ 54,782  $186,047  $162,526
                                ========  ========  ========  ========

Operating income (loss)
  Media services               $ 17,584  $  8,395  $ 42,648  $ 21,451
  Software                          997       175     2,751       240
  Print                          (1,791)      367    (4,935)     (178)
  Unallocated                   (15,537)  (16,398)  (37,216)  (37,659)
                                --------  --------  --------  --------
    Income (loss) from
     operations                $  1,253  $ (7,461) $  3,248  $(16,146)
                                ========  ========  ========  ========



                            HOMESTORE, INC.
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (in thousands)
                              (unaudited)


                                                    Nine Months Ended
                                                       September 30,
                                                    ------------------
                                                       2005      2004
                                                    -------- ---------
Cash flows from continuing operating activities:
Income (loss) from continuing operations            $ 4,870  $(13,490)
Adjustments to reconcile net income (loss) to
 net cash provided by continuing
 operating activities:
   Depreciation                                       5,508     6,164
   Amortization of intangible assets                  2,889     6,432
   Gain on sale of property and equipment              (132)   (2,213)
   Provision for doubtful accounts                      554        63
   Stock-based charges                                  669       685
   Other non-cash items                                 (72)      157
Changes in operating assets and liabilities, net
 of discontinued operations:
   Accounts receivable                               (1,831)     (362)
   Prepaid distribution expense                          --    10,509
   Restricted cash                                      848    (5,105)
   Other assets                                      (1,561)    4,975
   Accounts payable and accrued expenses             (7,237)     (571)
   Accrued distribution obligation                       --    (7,406)
   Deferred revenue                                   2,444     7,248
                                                     -------  --------

     Net cash provided by continuing operating
      activities                                      6,949     7,086
     Net cash used in discontinued operations            --      (276)
                                                     -------  --------

     Net cash provided by operating activities        6,949     6,810
                                                     -------  --------

Cash flows from investing activities:
Purchases of property and equipment                  (7,740)   (2,707)
Maturities of short-term investments                 17,475     1,000
Purchases of short-term investments                  (9,785)  (13,575)
Proceeds from sale of assets                            164     6,723
                                                     -------  --------
     Net cash used in investing activities              114    (8,559)
                                                     -------  --------

Cash flows from financing activities:
Proceeds from exercise of stock options,
 warrants and shares issuances
 under employee stock purchase plan                   1,593     3,266
Payments on capital leases                           (1,378)   (1,629)
                                                     -------  --------
     Net cash provided by financing activities          215     1,637
                                                     -------  --------

Change in cash and cash equivalents                   7,278      (112)

Cash and cash equivalents, beginning of period       14,819    13,942
                                                     -------  --------
Cash and cash equivalents, end of period            $22,097  $ 13,830
                                                     =======  ========



                            HOMESTORE, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in thousands)



                                            September 30, December 31,
                                                  2005        2004
                                             -------------------------
ASSETS
Current assets:
Cash and cash equivalents                    $    22,097  $    14,819
Short-term investments                            37,350       45,040
Accounts receivable, net                          13,809       12,532
Other current assets                              14,153       12,498
                                              -----------  -----------
Total current assets                              87,409       84,889

Property and equipment, net                       17,479       15,242
Goodwill, net                                     19,502       19,502
Intangible assets, net                            14,975       17,864
Restricted cash                                    4,992        5,840
Other assets                                       6,846        7,167
                                              -----------  -----------
Total assets                                 $   151,203  $   150,504
                                              ===========  ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable                             $     4,158  $     2,675
Accrued expenses                                  33,807       39,894
Obligation under capital leases                    1,270        1,774
Deferred revenue                                  45,959       39,487
                                              -----------  -----------
Total current liabilities                         85,194       83,830

Obligation under capital leases                      117          991
Deferred revenue                                      72        4,100
Other liabilities                                  1,240        4,190
                                              -----------  -----------
Total liabilities                                 86,623       93,111
                                              -----------  -----------

Stockholders' equity:
Common stock                                         148          147
Additional paid-in capital                     2,045,431    2,043,053
Deferred stock-based charges                        (429)        (406)
Accumulated other comprehensive income               370          409
Accumulated deficit                           (1,980,940)  (1,985,810)
                                              -----------  -----------
  Total stockholders' equity                      64,580       57,393
                                              -----------  -----------

Total liabilities and stockholders' equity   $   151,203  $   150,504
                                              ===========  ===========





    CONTACT: Homestore, Inc.
             Mollie O'Brien, 805-557-2303
             InvestorRelations@homestore.com